SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549




                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of Earliest Event Reported) - January 2, 1996
                                                        ---------------


                                    COMPUMED, INC.
                                    --------------
                (Exact name of registrant as specified in its charter)



          Delaware                 0-14210                  95-2860434
          --------                 -------                  ----------
     (State or other              (Commission             (IRS Employer
      jurisdiction                File Number)          Identification No.)
     of Incorporation)



          1230 Rosecrans Avenue, Suite 1000
          Manhattan Beach, California                             90266
          ---------------------------------                      -------
          (Address of principal executive offices)               (zip code)



          Registrant's telephone number, including area code - (310) 643 - 5106
                                                               ----------------

     ITEM 5.  OTHER EVENTS

               On December 8, 1995, CompuMed, Inc., a Delaware corporation (the "Registrant"), filed a Current Report on Form 8-K for events of November 29, 1995, disclosing that its wholly-owned subsidiary, Irsco Development Company, Inc., a California corporation ("Irsco") received two Notices of Default and Election to Sell under Deed of Trust, dated November 16, 1995 (the "Notices of Default") involving claimed defaults by Irsco in the aggregate amount of $645,169, on second and third deeds of trust which are secured by Irsco's 6.3 acre industrial park (the "Irsco Property").

               In addition to the Notices of Default, on January 2, 1996,
     Irsco received a letter, dated December 28, 1995 (the "Letter"), from Principal Mutual Life Insurance Company, the holder of the Secured Promissory Note and first deed of trust, dated December 31, 1986 (the "Note"), stating that Irsco is in default under the terms of the Note for failure to make a debt service payment under the Note and demanding that the default be cured by payment of $27,272 (constituting the December payment plus late charges) before the close of business on January 8, 1996. Neither Irsco nor the Registrant has taken any action with respect to the Letter. The Note, which secures obligations in the outstanding amount of $2,971,489, gives the holder thereof a security interest in the Irsco Property, which ranks prior to the security interest created by the second and third deeds of trust. Defaults under the second and third deeds of trust also constitute a default under the Note. Consequently, in addition to rights of acceleration that may be created by any failure to cure the default described in the Letter, the holder of the Note has the option of accelerating amounts owed thereunder as a result of the default under the second and third deeds of trust.

          Irsco and the Registrant have been evaluating their options in relation to the Irsco Property. Based upon the results of this evaluation, Irsco and the Registrant will determine whether or not to oppose the foreclosure proceeding contemplated by the Notices of Default and any similar notices that may be filed in the future by the holder of the Note. Irsco has until February 14 to respond to the Notices of Default.

               The Letter is included as Exhibit 99.1.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               Exhibit
               Number
               -------

               99.1 Letter, dated December 28, 1995, to Irsco from Principal
                    Mutual Life Insurance Company.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date: January 4, 1996                   COMPUMED, INC.
                                             --------------
                                             (Registrant)



                                   /s/ Rod N. Raynovich
                                   -----------------------------------
                                   Rod N. Raynovich
                                   President and Chief Executive Officer

                                    EXHIBIT INDEX

                    Exhibit
                    -------

                    99.1 Letter, dated December 28, 1995, to Irsco from
                         Principal Mutual Life Insurance Company.